UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013 (December 13, 2013)

U.S. PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2013, U.S. Physical Therapy, Ltd. (“USPT Ltd.” and “Purchaser”), a wholly-owned subsidiary of U.S. Physical Therapy, Inc. (the “Company”), entered into a Reorganization and Purchase Agreement (the “Purchase Agreement”) with ARC Rehabilitation Services, LLC, Athletic & Rehabilitation Center, LLC, Matthew J. Condon, Kevin O’Rourke (collectively referred to as “Sellers”). Prior to, and in connection with, the transaction contemplated by the Purchase Agreement, the Sellers and Purchaser, formed or caused to be formed ARC Physical Therapy Plus, Limited Partnership, a Texas limited partnership (“ARC PT”) and ARC PT Management GP, LLC, a Texas limited liability company (“ARC GP”). ARC GP, which owns a 1% interest in ARC PT, is the sole general partner of ARC PT. ARC PT owns and operates 11 outpatient physical and occupational therapy clinics and has three on site industrial client locations it serves. As a result of the transaction contemplated by the Purchase Agreement, USPT Ltd. will own 89% of the limited partnership interests of ARC PT and 100% general partnership interest in ARC GP (the “Acquired Interests”).

USPT Ltd. paid an aggregate of $35,955,000 for the Acquired Interests, including (i) $35,455,000 in cash and (ii) a promissory note in the amount of $500,000. The cash consideration was funded from the Company’s cash reserves and funds drawn on the Company’s credit agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 of this Form 8-K relating to the closing of the transactions contemplated by the Purchase Agreement is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On December 16, 2013, the Company issued a press release announcing the execution of the Purchase Agreement referred. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 and the related exhibit furnished in Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(d) Exhibits.

Exhibit No.	Description

10.1*	Reorganization and Purchase Agreement dated as of December 13, 2013 between ARC Rehabilitation Services, LLC, Athletic & Rehabilitiation Center, LLC, Matthew J. Condon and Kevin O’Rourke (as Sellers) and U. S. Physical Therapy, LTD (Purchaser). (Schedules pursuant to the Reorganization of Purchase Agreement have not been filed by the Registrant, who hereby undertakes to file such schedules upon the request of the Commission.)

99.1*	Press Release dated December 16, 2013.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: December 18, 2013	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

10.1*	Reorganization and Purchase Agreement dated as of December 13, 2013 between ARC Rehabilitation Services, LLC, Athletic & Rehabilitiation Center, LLC, Matthew J. Condon and Kevin O’Rourke (as Sellers) and U. S. Physical Therapy, LTD (Purchaser). (Schedules pursuant to the Reorganization of Purchase Agreement have not been filed by the Registrant, who hereby undertakes to file such schedules upon the request of the Commission.)

99.1*	Press Release dated December 16, 2013.

*	Filed herewith